Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 email: investorrelations@acegroup.com	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Operating Income by Line of Business	4

III.	Global P&C Results
	- Global P&C Results - Consecutive Quarters	5

IV.	Segment Results
	- Insurance – North American - For Reference Only	6
	- Insurance – North American P&C	7
	- Insurance – North American Agriculture	8
	- Insurance – Overseas General	9
	- Global Reinsurance	10
	- Life	11

V.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13
	- Investment Portfolio	14 - 17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20
	- Book Value and Book Value per Common Share	21

VI.	Other Disclosures
	- Non-GAAP Financial Measures	22 - 24
	- Glossary	25

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $
			% Change		% Change
	Three months ended March 31		1Q-15 vs.	Constant $	1Q-15 vs.
	2015	2014	1Q-14	2014 (1)	1Q-14 (1)
Gross premiums written	$5,322	$5,374	-1.0%	$5,155	3.2%
Net premiums written	$4,076	$4,185	-2.6%	$4,004	1.8%
P&C net premiums written (2)	$3,585	$3,691	-2.9%	$3,524	1.7%
Global P&C net premiums written (2)	$3,497	$3,497	0.0%	$3,330	5.0%
Net premiums earned	$3,927	$3,970	-1.1%	$3,804	3.2%
Net investment income	$551	$553	-0.4%
Operating income	$745	$777	-4.2%
Net income	$681	$734	-7.2%
Comprehensive income	$642	$1,108	-41.9%
Operating cash flow	$1,075	$1,250
P&C combined ratio (2)
Loss and loss expense ratio	57.1%	57.7%
Underwriting and administrative expense ratio	31.3%	31.1%

Combined ratio	88.4%	88.8%

Operating return on equity (ROE)	10.8%	11.2%
ROE	9.2%	10.1%

Operating effective tax rate (3)	13.7%	11.5%
Effective tax rate	15.0%	11.3%

Diluted earnings per share
Operating income	$2.25	$2.27	-0.9%
Net income	$2.05	$2.14	-4.2%

				December 31 2014	% Change 1Q-15 vs. 4Q-14
Book value per common share	$90.81	$86.90	4.5%	$90.02	0.9%
Book value per common share excluding foreign currency (4)	$92.16	$86.90	6.1%	$90.02	2.4%

Tangible book value per common share	$73.94	$70.97	4.2%	$72.61	1.8%
Tangible book value per common share excluding foreign currency (4)	$74.76	$70.97	5.3%	$72.61	3.0%
Tangible book value per common share excluding 2014 acquisitions (5)	$75.52	$70.97	6.4%
Tangible book value per common share excluding 2014 acquisitions and foreign currency (4) (5)	$76.34	$70.97	7.6%

Weighted average basic common shares outstanding	328.2	338.9
Weighted average diluted common shares outstanding	331.7	342.0

Debt plus trust preferred securities/ tangible capital	22.5%	20.1%		20.7%

(1)	Prior periods on a constant dollar basis.
(2)	See non-GAAP financial measures.
(3)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the quarter was primarily due to a lower percentage of operating earnings being generated in lower tax paying jurisdictions.
(4)	For 2015, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during Q1 2015.
(5)	For 2015, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisitions of the large corporate P&C insurance business of Itaú Seguros, S.A. (Q4 2014) and The Siam Commercial Samaggi Insurance PCL (Q2 2014) of $391 million and $126 million, respectively.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014
Consolidated Results (Including Corporate) Excluding Life Segment (1)
Gross premiums written	$4,800	$5,193	$5,736	$5,480	$4,852	$21,261
Net premiums written	3,585	3,803	4,232	4,061	3,691	15,787
Net premiums earned	3,453	3,871	4,265	3,842	3,486	15,464
Adjusted losses and loss expenses (1)	1,970	2,269	2,494	2,234	2,012	9,009
Policy acquisition costs	600	641	702	637	617	2,597
Administrative expenses	481	517	483	493	467	1,960

Underwriting income	402	444	586	478	390	1,898

Net investment income	485	508	497	490	489	1,984
Interest expense	67	66	66	69	68	269
Other income (expense) - operating (2)	(30)	(25)	(29)	(26)	(23)	(103)

Income tax expense	111	110	169	120	88	487

Operating income (including Corporate) excluding Life segment	679	751	819	753	700	3,023
Life segment operating income	66	76	72	72	77	297

Consolidated operating income	745	827	891	825	777	3,320

Adjusted net realized gains (losses) (1)	(89)	(210)	(165)	(81)	(102)	(558)
Net realized gains (losses) related to unconsolidated entities	26	49	55	36	51	191
Income tax expense (benefit) on adjusted net realized gains (losses)	1	111	(4)	1	(8)	100

Consolidated net income	$681	$555	$785	$779	$734	$2,853

% Change versus prior year period (1)
Net premiums written as reported	-2.9%	2.4%	2.2%	4.0%	12.0%	4.9%
Net premiums earned as reported	-1.0%	-0.3%	2.9%	7.1%	12.6%	5.1%

Net premiums written constant $	1.7%	5.0%	1.7%	4.5%	13.7%	5.9%
Net premiums earned constant $	3.5%	2.1%	2.5%	7.4%	14.8%	6.2%

Other ratios
Net premiums written/gross premiums written (1)	75%	73%	74%	74%	76%	74%
Operating effective tax rate	13.7%	12.7%	16.9%	13.7%	11.5%	13.9%

P&C combined ratio (1)
Loss and loss expense ratio	57.1%	58.6%	58.5%	58.2%	57.7%	58.3%
Policy acquisition cost ratio	17.4%	16.6%	16.5%	16.6%	17.7%	16.8%
Administrative expense ratio	13.9%	13.3%	11.3%	12.7%	13.4%	12.6%

Combined ratio	88.4%	88.5%	86.3%	87.5%	88.8%	87.7%

Combined ratio excluding catastrophe losses and PPD	89.3%	89.5%	89.8%	88.7%	88.9%	89.3%

P&C expense ratio	31.3%	29.9%	27.8%	29.3%	31.1%	29.4%
P&C expense ratio excluding A&H	27.9%	26.7%	24.3%	26.0%	27.5%	26.0%

Catastrophe reinstatement premiums collected - pre-tax	$—	$2	$1	$—	$—	$3
Catastrophe losses - pre-tax	$51	$71	$87	$80	$53	$291
Favorable prior period development (PPD) - pre-tax (3)	$(83)	$(107)	$(232)	$(126)	$(62)	$(527)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.1%	59.6%	62.2%	59.4%	57.5%	59.8%

(1)	See non-GAAP financial measures.
(2)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(3)	For Q1 2015, favorable prior period development is net of $3 million of unfavorable net earned premium adjustments and $2 million of unfavorable profit-sharing commissions that are included in the expense ratio.

Consolidated Results	Page 2

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)
(Unaudited)

	March 31 2015	December 31 2014
Assets
Fixed maturities available for sale, at fair value	$50,410	$49,395
Fixed maturities held to maturity, at amortized cost	6,982	7,331
Equity securities, at fair value	536	510
Short-term investments, at fair value	2,536	2,322
Other investments	3,430	3,346

Total investments	63,894	62,904

Cash	948	655
Securities lending collateral	1,033	1,330
Insurance and reinsurance balances receivable	5,026	5,426
Reinsurance recoverable on losses and loss expenses	11,588	11,992
Deferred policy acquisition costs	2,683	2,601
Value of business acquired	440	466
Prepaid reinsurance premiums	1,981	2,026
Goodwill and other intangible assets	5,516	5,724
Deferred tax assets	224	295
Investments in partially-owned insurance companies	590	504
Other assets	4,475	4,325

Total assets	$98,398	$98,248

Liabilities
Unpaid losses and loss expenses	$37,326	$38,315
Unearned premiums	8,182	8,222
Future policy benefits	4,744	4,754
Insurance and reinsurance balances payable	4,198	4,095
Securities lending payable	1,034	1,331
Accounts payable, accrued expenses, and other liabilities	6,194	5,726
Short-term debt	2,552	2,552
Long-term debt	4,157	3,357
Trust preferred securities	309	309

Total liabilities	68,696	68,661

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	28,550	28,396
Accumulated other comprehensive income (AOCI)	1,152	1,191

Total shareholders’ equity	29,702	29,587

Total liabilities and shareholders’ equity	$98,398	$98,248

Book value per common share	$90.81	$90.02
% change over prior quarter	0.9%	-0.4%
Tangible book value per common share	$73.94	$72.61
% change over prior quarter	1.8%	-1.9%

Consol Bal Sheet	Page 3

ACE Limited
Consolidated Premiums and Operating Income by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	1Q-15	1Q-14	% Change 1Q-15 vs. 1Q-14	Constant $ 1Q-14 (2)	Constant $ % Change 1Q-15 vs. 1Q-14 (2)
Net premiums written
Property and all other	$1,380	$1,372	0.6%
Casualty	1,479	1,455	1.6%

Subtotal	2,859	2,827	1.1%	$2,715	5.3%
Agriculture	88	194	-54.6%	194	-54.6%
Personal accident (A&H) (1)	890	917	-3.0%	858	3.7%
Life	239	247	-3.1%	237	0.6%

Total consolidated	$4,076	$4,185	-2.6%	$4,004	1.8%

% of Total Consolidated
Property and all other	34%	33%
Casualty	36%	35%

Subtotal	70%	68%
Agriculture	2%	4%
Personal accident (A&H) (1)	22%	22%
Life	6%	6%

Total consolidated	100%	100%

Net premiums earned
Property and all other	$1,255	$1,252	0.1%
Casualty	1,506	1,480	1.7%

Subtotal	2,761	2,732	1.0%	$2,634	4.8%
Agriculture	64	103	-37.2%	103	-37.2%
Personal accident (A&H) (1)	879	894	-1.6%	835	5.2%
Life	223	241	-7.5%	232	-4.1%

Total consolidated	$3,927	$3,970	-1.1%	$3,804	3.2%

% of Total Consolidated
Property and all other	32%	31%
Casualty	38%	37%

Subtotal	70%	68%
Agriculture	2%	3%
Personal accident (A&H) (1)	22%	23%
Life	6%	6%

Total consolidated	100%	100%

Operating income (loss), after-tax
Property, casualty, and all other	$561	$645	-13.0%	$633	-11.5%
Agriculture	35	(25)	NM	(25)	NM
Personal accident (A&H) (1)	113	114	-1.6%	106	6.0%
Life	36	43	-16.3%	43	-16.3%

Total consolidated	$745	$777	-4.2%	$757	-1.7%

% of Total Consolidated
Property, casualty, and all other	75%	82%
Agriculture	5%	-3%
Personal accident (A&H) (1)	15%	15%
Life	5%	6%

Total consolidated	100%	100%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance – Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant-dollar basis.

Line of Business	Page 4

ACE Limited
Global P&C Results - Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Global P&C includes the company’s Insurance – North American P&C segment (refer to page 7), Insurance – Overseas General segment (refer to page 9), Global Reinsurance segment (refer to page 10), and Corporate (not separately disclosed in the Financial Supplement). Global P&C excludes the Insurance – North American Agriculture segment.

Global P&C (Including Corporate)

						Full Year
	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	2014

Gross premiums written	$4,672	$4,891	$4,495	$4,879	$4,618	$18,883
Net premiums written	3,497	3,559	3,468	3,673	3,497	14,197
Net premiums earned	3,389	3,544	3,499	3,512	3,383	13,938
Losses and loss expenses	1,948	2,017	1,853	1,955	1,884	7,709
Policy acquisition costs	604	629	661	614	612	2,516
Administrative expenses	482	513	480	492	466	1,951

Underwriting income	355	385	505	451	421	1,762

Net investment income	479	501	491	484	482	1,958
Interest expense	67	66	66	69	68	269
Other income (expense) - operating (1)	(22)	(16)	(22)	(17)	(15)	(70)
Income tax expense	101	98	146	115	95	454

Global P&C operating income	644	706	762	734	725	2,927

Net realized gains (losses)	(30)	(67)	(76)	(9)	(26)	(178)
Net realized gains (losses) related to unconsolidated entities	12	43	51	38	53	185
Income tax expense (benefit) on net realized gains (losses)	—	110	(5)	1	(5)	101

Global P&C net income	$626	$572	$742	$762	$757	$2,833

% Change versus prior year period
Net premiums written as reported	0.0%	3.0%	4.0%	6.4%	9.9%	5.7%
Net premiums earned as reported	0.1%	2.6%	6.2%	8.5%	11.2%	7.0%

Net premiums written constant $	5.0%	5.8%	3.4%	7.0%	11.6%	6.9%
Net premiums earned constant $	4.8%	5.4%	5.7%	8.8%	13.4%	8.2%

Other ratios
Net premiums written/gross premiums written	75%	73%	77%	75%	76%	75%

Combined ratio
Loss and loss expense ratio	57.5%	56.9%	52.9%	55.7%	55.7%	55.3%
Policy acquisition cost ratio	17.8%	17.8%	18.9%	17.5%	18.1%	18.0%
Administrative expense ratio	14.2%	14.4%	13.8%	13.9%	13.8%	14.1%

Combined ratio	89.5%	89.1%	85.6%	87.1%	87.6%	87.4%

Combined ratio excluding catastrophe losses and PPD	89.5%	90.2%	89.8%	88.7%	89.0%	89.4%

Expense ratio	32.0%	32.2%	32.7%	31.4%	31.9%	32.1%
Expense ratio excluding A&H	28.7%	29.2%	29.3%	28.2%	28.4%	28.8%

Catastrophe reinstatement premiums collected - pre-tax	$—	$2	$1	$—	$—	$3
Catastrophe losses - pre-tax	$50	$70	$85	$71	$52	$278
Favorable prior period development (PPD) - pre-tax (2) (3)	$(50)	$(106)	$(229)	$(126)	$(100)	$(561)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.6%	57.9%	57.5%	57.3%	57.1%	57.5%

(1)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(2)	For Q1 2015, favorable prior period development is net of $2 million of unfavorable profit-sharing commissions that are included in the expense ratio.
(3)	For Q1 2014, favorable prior period development includes $42 million related to the favorable resolution of a disputed matter on an individual claim.

Global P&C	Page 5

ACE Limited
Insurance - North American
(in millions of U.S. dollars, except ratios)
(Unaudited)

The table below combines the company’s Insurance – North American P&C segment (refer to page 7) and Insurance – North American Agriculture segment (refer to page 8) into total Insurance – North American business presentation for reference purposes only.

Insurance - North American

						Full Year
	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	2014

Gross premiums written	$2,253	$2,841	$3,367	$2,948	$2,258	$11,414
Net premiums written	1,518	1,913	2,305	2,023	1,612	7,853
Net premiums earned	1,590	1,887	2,284	1,872	1,590	7,633
Losses and loss expenses (1)	1,057	1,329	1,694	1,295	1,068	5,386
Policy acquisition costs	157	166	210	175	164	715
Administrative expenses	170	181	168	176	162	687

Underwriting income	206	211	212	226	196	845

Net investment income	269	280	283	271	277	1,111
Interest expense	2	2	2	2	3	9
Other income (expense) - operating	(5)	(2)	(8)	(4)	(8)	(22)
Income tax expense	88	70	91	94	76	331

Operating income	380	417	394	397	386	1,594

Net realized gains (losses) (1)	(6)	(39)	(5)	(11)	(9)	(64)
Net realized gains (losses) related to unconsolidated entities	4	19	32	19	20	90
Income tax expense on net realized gains (losses)	2	1	5	2	—	8

Net income	$376	$396	$416	$403	$397	$1,612

Combined ratio
Loss and loss expense ratio	66.5%	70.4%	74.1%	69.2%	67.2%	70.6%
Policy acquisition cost ratio	9.8%	8.8%	9.2%	9.3%	10.3%	9.4%
Administrative expense ratio	10.7%	9.6%	7.4%	9.4%	10.2%	8.9%

Combined ratio	87.0%	88.8%	90.7%	87.9%	87.7%	88.9%

Combined ratio excluding catastrophe losses and PPD	87.4%	87.9%	88.9%	87.6%	87.2%	88.0%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$46	$30	$37	$45	$33	$145
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(54)	$(12)	$8	$(39)	$(30)	$(73)
Loss and loss expense ratio excluding catastrophe losses and PPD	67.1%	69.6%	72.5%	68.9%	66.2%	69.6%

% Change versus prior year period
Net premiums written	-5.9%	3.0%	-0.1%	2.1%	15.5%	4.1%
Net premiums earned	0.0%	-2.6%	-0.4%	5.2%	14.4%	3.2%

Other ratios
Net premiums written/gross premiums written	67%	67%	68%	69%	71%	69%

(1)	See non-GAAP financial measures.

Insurance - North American	Page 6

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Insurance – North American P&C

						Full Year
	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	2014

Gross premiums written	$2,125	$2,539	$2,126	$2,347	$2,024	$9,036
Net premiums written	1,430	1,669	1,541	1,635	1,418	6,263
Net premiums earned	1,526	1,560	1,518	1,542	1,487	6,107
Losses and loss expenses	1,035	1,077	1,053	1,016	940	4,086
Policy acquisition costs	161	154	169	152	159	634
Administrative expenses	171	177	165	175	161	678

Underwriting income	159	152	131	199	227	709

Net investment income	263	273	277	265	270	1,085
Interest expense	2	2	2	2	3	9
Other income (expense) - operating	3	7	(1)	5	—	11
Income tax expense	78	58	68	89	83	298

Operating income	345	372	337	378	411	1,498

Net realized gains (losses)	(6)	(42)	(5)	(11)	(9)	(67)
Net realized gains (losses) related to unconsolidated entities	4	19	32	19	20	90
Income tax expense on net realized gains (losses)	2	1	5	2	—	8

Net income	$341	$348	$359	$384	$422	$1,513

Combined ratio
Loss and loss expense ratio	67.9%	69.0%	69.3%	66.0%	63.2%	66.9%
Policy acquisition cost ratio	10.5%	9.9%	11.1%	9.8%	10.7%	10.4%
Administrative expense ratio	11.2%	11.3%	11.0%	11.3%	10.8%	11.1%

Combined ratio	89.6%	90.2%	91.4%	87.1%	84.7%	88.4%

Combined ratio excluding catastrophe losses and PPD	87.9%	89.1%	88.5%	87.3%	87.1%	88.0%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$45	$29	$35	$36	$32	$132
Unfavorable (favorable) prior period development (PPD) - pre-tax (1) (2)	$(21)	$(11)	$11	$(39)	$(68)	$(107)
Loss and loss expense ratio excluding catastrophe losses and PPD	66.3%	67.8%	66.9%	66.2%	65.7%	66.6%

% Change versus prior year period
Net premiums written	0.8%	4.2%	2.7%	6.9%	10.5%	5.9%
Net premiums earned	2.5%	3.3%	5.1%	7.9%	11.2%	6.8%

Other ratios
Net premiums written/gross premiums written	67%	66%	72%	70%	70%	69%

(1)	For Q1 2015, favorable prior period development is net of $2 million of unfavorable profit-sharing commissions that are included in the expense ratio.
(2)	For Q1 2014, favorable prior period development includes $42 million related to the favorable resolution of a disputed matter on an individual claim.

Insurance - North American P&C	Page 7

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Insurance – North American Agriculture

						Full Year
	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	2014

Gross premiums written	$128	$302	$1,241	$601	$234	$2,378
Net premiums written	88	244	764	388	194	1,590
Net premiums earned	64	327	766	330	103	1,526
Losses and loss expenses (1)	22	252	641	279	128	1,300
Policy acquisition costs	(4)	12	41	23	5	81
Administrative expenses	(1)	4	3	1	1	9

Underwriting income (loss) (2)	47	59	81	27	(31)	136

Net investment income	6	7	6	6	7	26
Interest expense	—	—	—	—	—	—
Other income (expense) - operating	(8)	(9)	(7)	(9)	(8)	(33)
Income tax expense (benefit)	10	12	23	5	(7)	33

Operating income (loss)	35	45	57	19	(25)	96

Net realized gains (losses) excluding gains (losses) on crop derivatives (1)	—	3	—	—	—	3
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	—	—	—	—	—	—

Net income (loss)	$35	$48	$57	$19	$(25)	$99

Combined ratio
Loss and loss expense ratio	33.3%	77.2%	83.7%	84.4%	124.6%	85.2%
Policy acquisition cost ratio	-6.0%	3.6%	5.4%	7.0%	4.5%	5.3%
Administrative expense ratio	-0.9%	1.0%	0.4%	0.4%	1.2%	0.6%

Combined ratio	26.4%	81.8%	89.5%	91.8%	130.3%	91.1%

Combined ratio excluding catastrophe losses and PPD	76.7%	82.4%	89.6%	89.1%	88.9%	87.8%

Catastrophe reinstatement premiums - pre-tax	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$1	$1	$2	$9	$1	$13
Unfavorable (favorable) prior period development (PPD) - pre-tax (3)	$(33)	$(1)	$(3)	$—	$38	$34
Loss and loss expense ratio excluding catastrophe losses and PPD	83.2%	77.9%	83.8%	81.8%	78.3%	81.8%

% Change versus prior year period
Net premiums written	-54.6%	-5.0%	-5.2%	-14.2%	72.1%	-2.3%
Net premiums earned	-37.2%	-23.4%	-9.8%	-5.7%	96.8%	-9.1%

Other ratios
Net premiums written/gross premiums written	69%	81%	62%	65%	83%	67%

(1)	(Gains) losses on crop derivatives are reclassified from Net realized gains (losses) for this presentation.
(2)	We assess the performance of our Insurance – North American Agriculture segment based on underwriting income which includes (gains) losses on crop derivatives.
(3)	For Q1 2015, favorable prior period development is net of $3 million of unfavorable net earned premium adjustments.

Insurance - North American Agriculture	Page 8

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Insurance – Overseas General

						Full Year
	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	2014

Gross premiums written	$2,255	$2,212	$2,156	$2,224	$2,261	$8,853
Net premiums written	1,794	1,749	1,719	1,760	1,771	6,999
Net premiums earned	1,637	1,758	1,726	1,709	1,612	6,805
Losses and loss expenses	814	835	707	830	817	3,189
Policy acquisition costs	389	419	418	402	386	1,625
Administrative expenses	256	262	258	256	250	1,026

Underwriting income	178	242	343	221	159	965

Net investment income	138	147	130	136	132	545
Interest expense	1	2	2	1	1	6
Other income (expense) - operating	(21)	(15)	(15)	(17)	(9)	(56)
Income tax expense	53	78	108	57	42	285

Operating income	241	294	348	282	239	1,163

Net realized gains (losses)	(10)	(7)	(75)	14	(10)	(78)
Net realized gains (losses) related to unconsolidated entities	4	12	9	9	15	45
Income tax expense (benefit) on net realized gains (losses)	(1)	111	(11)	(2)	(5)	93

Net income	$236	$188	$293	$307	$249	$1,037

Combined ratio
Loss and loss expense ratio	49.7%	47.5%	40.9%	48.6%	50.7%	46.9%
Policy acquisition cost ratio	23.8%	23.8%	24.3%	23.5%	23.9%	23.9%
Administrative expense ratio	15.6%	15.0%	14.9%	15.0%	15.5%	15.0%

Combined ratio	89.1%	86.3%	80.1%	87.1%	90.1%	85.8%

Combined ratio excluding catastrophe losses and PPD	90.3%	89.4%	90.5%	89.3%	90.5%	89.9%

Catastrophe reinstatement premiums - pre-tax	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$5	$30	$39	$26	$17	$112
Favorable prior period development (PPD) - pre-tax	$(24)	$(86)	$(219)	$(63)	$(23)	$(391)
Loss and loss expense ratio excluding catastrophe losses and PPD	50.9%	50.7%	51.3%	50.8%	51.1%	51.0%

% Change versus prior year period
Net premiums written as reported	1.3%	3.0%	9.4%	8.0%	9.3%	7.4%
Net premiums earned as reported	1.6%	3.4%	7.2%	9.4%	10.4%	7.5%

Net premiums written constant $	11.0%	8.4%	8.1%	8.8%	12.3%	9.4%
Net premiums earned constant $	11.2%	8.8%	6.0%	9.8%	14.6%	9.6%

Other ratios
Net premiums written/gross premiums written	80%	79%	80%	79%	78%	79%

Insurance - Overseas General	Page 9

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Global Reinsurance

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014

Gross premiums written	$292	$140	$213	$308	$333	$994
Net premiums written	273	141	208	278	308	935
Net premiums earned	226	226	255	261	284	1,026
Losses and loss expenses	99	104	92	109	126	431
Policy acquisition costs	54	56	74	60	67	257
Administrative expenses	12	13	13	14	14	54

Underwriting income	61	53	76	78	77	284

Net investment income	75	78	81	80	77	316
Interest expense	1	—	1	2	1	4
Other income (expense) - operating	1	3	—	—	1	4
Income tax expense	8	7	11	10	10	38

Operating income	128	127	145	146	144	562

Net realized gains (losses)	(11)	(12)	6	(15)	(8)	(29)
Net realized gains (losses) related to unconsolidated entities	4	12	10	10	18	50
Income tax expense on net realized gains (losses)	—	—	—	—	—	—

Net income	$121	$127	$161	$141	$154	$583

Combined ratio
Loss and loss expense ratio	43.6%	45.8%	36.2%	41.7%	44.4%	42.0%
Policy acquisition cost ratio	24.0%	25.0%	28.8%	23.1%	23.5%	25.0%
Administrative expense ratio	5.6%	5.7%	5.2%	5.1%	5.0%	5.3%

Combined ratio	73.2%	76.5%	70.2%	69.9%	72.9%	72.3%

Combined ratio excluding catastrophe losses and PPD	75.5%	76.2%	75.7%	75.4%	75.1%	75.6%

Catastrophe reinstatement premiums collected - pre-tax	$—	$2	$1	$—	$—	$3
Catastrophe losses - pre-tax	$—	$11	$11	$9	$3	$34
Favorable prior period development (PPD) - pre-tax	$(5)	$(9)	$(21)	$(24)	$(9)	$(63)
Loss and loss expense ratio excluding catastrophe losses and PPD	46.0%	45.4%	42.8%	47.2%	46.5%	45.5%

% Change versus prior year period
Net premiums written as reported	-11.4%	-9.4%	-21.2%	-4.9%	10.3%	-5.7%
Net premiums earned as reported	-20.6%	-7.7%	6.3%	6.1%	15.5%	5.1%

Net premiums written constant $	-9.1%	-8.8%	-21.8%	-5.0%	10.5%	-5.8%
Net premiums earned constant $	-19.0%	-7.1%	5.7%	5.5%	15.4%	4.9%

Other ratios
Net premiums written/gross premiums written	93%	100%	98%	90%	92%	94%

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014

Gross premiums written	$522	$553	$528	$526	$522	$2,129
Net premiums written	491	523	497	498	494	2,012
Net premiums earned	474	499	489	490	484	1,962
Losses and loss expenses	152	147	145	146	151	589
Policy benefits (1)	142	134	125	144	114	517
(Gains) losses from fair value changes in separate account assets (1)	(11)	3	6	(17)	6	(2)
Policy acquisition costs	107	123	123	121	111	478
Administrative expenses	73	73	71	73	68	285
Net investment income	66	69	69	66	64	268

Life underwriting income (2)	77	88	88	89	98	363

Interest expense	1	1	4	3	3	11
Other income (expense) - operating (1)	(2)	—	(1)	(2)	(5)	(8)
Income tax expense	8	11	11	12	13	47

Operating income	66	76	72	72	77	297

Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(57)	(153)	(95)	(70)	(67)	(385)
Foreign exchange gains (losses) and all other	(2)	7	6	(2)	(9)	2
Net realized gains (losses) related to unconsolidated entities	14	6	4	(2)	(2)	6
Income tax expense (benefit) on net realized gains (losses)	1	1	1	—	(3)	(1)

Net income (loss)	$20	$(65)	$(14)	$(2)	$2	$(79)

% Change versus prior year period
Net premiums written as reported	-0.6%	4.0%	3.8%	2.2%	-1.6%	2.0%
Net premiums earned as reported	-1.9%	3.6%	4.8%	2.2%	1.3%	3.0%

Net premiums written constant $ (3)	2.4%	6.2%	4.4%	4.4%	1.1%	4.0%
Net premiums earned constant $	0.9%	5.9%	5.4%	4.2%	4.0%	4.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

	1Q-15	Constant $ 1Q-14	Constant $ % Change 1Q-15 vs. 1Q-14
International life insurance net premiums written	$178	$171	4.4%
International life insurance deposits (4)	209	157	33.7%

Total international life insurance net premiums written and deposits	$387	$328	18.4%

(4)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2013	$37,443	$10,612	$26,831
Losses and loss expenses incurred	2,462	301	2,161
Losses and loss expenses paid	(3,059)	(762)	(2,297)	106%
Other (incl. foreign exch. revaluation)	20	16	4

Balance at March 31, 2014	$36,866	$10,167	$26,699
Losses and loss expenses incurred	3,004	616	2,388
Losses and loss expenses paid	(2,878)	(729)	(2,149)	90%
Other (incl. foreign exch. revaluation)	185	56	129

Balance at June 30, 2014	$37,177	$10,110	$27,067
Losses and loss expenses incurred	3,840	1,156	2,684
Losses and loss expenses paid	(3,165)	(810)	(2,355)	88%
Other (incl. foreign exch. revaluation)	(405)	(120)	(285)

Balance at September 30, 2014	$37,447	$10,336	$27,111
Losses and loss expenses incurred	3,442	1,026	2,416
Losses and loss expenses paid	(3,307)	(873)	(2,434)	101%
Other (incl. foreign exch. revaluation)	733	818	(85)

Balance at December 31, 2014	$38,315	$11,307	$27,008
Losses and loss expenses incurred	2,743	621	2,122
Losses and loss expenses paid	(3,062)	(744)	(2,318)	109%
Other (incl. foreign exch. revaluation)	(670)	(197)	(473)

Balance at March 31, 2015	$37,326	$10,987	$26,339

Add net recoverable on paid losses	—	601	(601)

Balance including net recoverable on paid losses	$37,326	$11,588	$25,738

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2015	December 31 2014

Reinsurance recoverable on paid losses and loss expenses
Active operations	$413	$478
Brandywine and Other Run-off	292	313

Total	$705	$791

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,052	$10,348
Brandywine and Other Run-off	1,184	1,210

Total	$11,236	$11,558

Gross reinsurance recoverable
Active operations	$10,465	$10,826
Brandywine and Other Run-off	1,476	1,523

Total	$11,941	$12,349

Provision for uncollectible reinsurance (1)
Active operations	$(213)	$(217)
Brandywine and Other Run-off	(140)	(140)

Total	$(353)	$(357)

Net reinsurance recoverable
Active operations	$10,252	$10,609
Brandywine and Other Run-off	1,336	1,383

Total	$11,588	$11,992

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $2.4 billion.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2015		December 31 2014
Market Value
Fixed maturities available for sale	$50,410		$49,395
Fixed maturities held to maturity	7,307		7,589
Short-term investments	2,536		2,322

Total fixed maturities	$60,253		$59,306

Asset Allocation by Market Value
Treasury	$2,448	4%	$2,448	4%
Agency	1,221	2%	1,222	2%
Corporate and asset-backed	20,370	34%	19,854	34%
Mortgage-backed	12,791	21%	12,325	21%
Municipal	5,067	9%	4,930	8%
Non-U.S.	15,820	26%	16,205	27%
Short-term investments	2,536	4%	2,322	4%

Total fixed maturities	$60,253	100%	$59,306	100%

Credit Quality by Market Value
AAA	$9,386	16%	$8,943	15%
AA	21,760	36%	21,589	36%
A	11,712	19%	11,625	20%
BBB	8,789	15%	8,690	15%
BB	4,377	7%	4,372	7%
B	4,054	7%	3,916	7%
Other	175	0%	171	0%

Total fixed maturities	$60,253	100%	$59,306	100%

Cost/Amortized Cost
Fixed maturities available for sale	$48,384		$47,826
Fixed maturities held to maturity	6,982		7,331
Short-term investments	2,536		2,322

Subtotal fixed maturities	57,902		57,479
Equity securities	447		440
Other investments	3,096		2,999

Total investment portfolio	$61,445		$60,918

Avg. duration of fixed maturities	3.9 years		4.0 years
Avg. market yield of fixed maturities	2.6%		2.8%
Avg. credit quality	A/Aa		A/Aa
Avg. yield on invested assets	3.6%		3.8%

Investments	Page 14

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2015
Agency residential mortgage-backed (RMBS)	$—	$10,524	$—	$—	$—	$10,524
Non-agency RMBS	30	5	16	11	14	76
Commercial mortgage-backed	2,163	14	11	3	—	2,191

Total mortgage-backed securities at market value	$2,193	$10,543	$27	$14	$14	$12,791

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2015	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total

Asset-backed	$752	$66	$—	$—	$818
Banks	—	18	2,177	296	2,491
Basic Materials	—	3	95	335	433
Communications	—	47	272	1,010	1,329
Consumer, Cyclical	—	128	408	502	1,038
Consumer, Non-Cyclical	60	458	1,152	777	2,447
Diversified Financial Services	—	44	308	108	460
Energy	31	35	177	789	1,032
Industrial	—	361	438	379	1,178
Utilities	—	10	652	428	1,090
All Others	75	142	542	607	1,366

Total	$918	$1,312	$6,221	$5,231	$13,682

Market Value at March 31, 2015	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total

Asset-backed	$—	$3	$11	$14
Banks	1	6	—	7
Basic Materials	127	127	3	257
Communications	582	583	6	1,171
Consumer, Cyclical	464	635	24	1,123
Consumer, Non-Cyclical	508	897	34	1,439
Diversified Financial Services	142	59	3	204
Energy	561	195	15	771
Industrial	357	355	7	719
Utilities	228	66	—	294
All Others	329	347	13	689

Total	$3,299	$3,273	$116	$6,688

Investments 2	Page 15

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2015

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$1,063	$—	$—	$—	$—	$1,063
Republic of Korea	—	767	55	—	—	822
Federative Republic of Brazil	—	—	—	556	—	556
United Mexican States	—	—	374	126	—	500
Canada	455	—	—	—	—	455
Kingdom of Thailand	—	—	435	—	—	435
Province of Ontario	—	362	—	—	—	362
Japan	—	257	—	—	—	257
Province of Quebec	—	—	257	—	—	257
Australia	183	—	—	—	—	183
Other Non-U.S. Government Securities	573	879	312	408	493	2,665

Total	$2,274	$2,265	$1,433	$1,090	$493	$7,555

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$114	$53	$665	$494	$219	$1,545
Canada	128	117	255	370	164	1,034
United States (1)	2	81	90	251	196	620
Australia	79	90	249	87	42	547
Netherlands	24	144	177	139	42	526
France	35	70	208	155	49	517
Germany	88	23	127	102	33	373
Switzerland	45	16	86	94	65	306
China	—	152	72	26	11	261
Euro Supranational	208	43	—	—	—	251
Other Non-U.S. Corporate Securities	85	232	900	578	490	2,285

Total	$808	$1,021	$2,829	$2,296	$1,311	$8,265

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 16

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2015	Market Value	Rating
1	JP Morgan Chase & Co	$492	A
2	General Electric Co	443	AA+
3	Goldman Sachs Group Inc	344	A-
4	Wells Fargo & Co	266	A+
5	HSBC Holdings Plc	252	A
6	Bank of America Corp	246	A-
7	Verizon Communications Inc	237	BBB+
8	Morgan Stanley	234	A-
9	AT&T Inc	215	BBB+
10	Citigroup Inc	215	A-

Investments 4	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2015
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(4)	$438	$434
Fixed income derivatives	1	—	1
Public equity	1	18	19
Private equity	13	(12)	1

Total investment portfolio	11	444	455
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(57)	—	(57)
Foreign exchange (3)	(31)	(421)	(452)
Partially-owned entities (4)	13	—	13
Other	1	13	14

Net gains (losses) before tax	(63)	36	(27)
Income tax expense	1	75	76

Net gains (losses)	$(64)	$(39)	$(103)

(1)	Other-than-temporary impairments for the quarter includes $13 million for fixed maturities.
(2)	Includes $12 million of losses on applicable hedges.
(3)	Unrealized foreign exchange loss, after-tax, for the quarter is $410 million.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended March 31, 2014
	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$11	$461	$472
Fixed income derivatives	(25)	—	(25)
Public equity	(5)	10	5
Private equity	56	42	98

Total investment portfolio	37	513	550
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(67)	—	(67)
Foreign exchange (7)	(9)	(33)	(42)
Partially-owned entities (8)	(5)	—	(5)
Other	(7)	(8)	(15)

Net gains (losses) before tax	(51)	472	421
Income tax expense (benefit)	(8)	98	90

Net gains (losses)	$(43)	$374	$331

(5)	Other-than-temporary impairments for the quarter includes $5 million for fixed maturities and $6 million for public equity.
(6)	Includes $19 million of losses on applicable hedges.
(7)	Unrealized foreign exchange loss, after-tax, for the quarter is $41 million.
(8)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	March 31 2015	December 31 2014	December 31 2013

Total short-term debt (1)	$2,552	$2,552	$1,901
Total long-term debt (2)	4,157	3,357	3,807

Total debt	$6,709	$5,909	$5,708

Total trust preferred securities	$309	$309	$309

Total shareholders’ equity	$29,702	$29,587	$28,825

Total capitalization	$36,720	$35,805	$34,842
Tangible capital (3)	$31,204	$30,081	$29,438

Leverage ratios
Debt/ total capitalization	18.3%	16.5%	16.4%
Debt plus trust preferred securities/ total capitalization	19.1%	17.4%	17.3%
Debt/ tangible capital	21.5%	19.6%	19.4%
Debt plus trust preferred securities/ tangible capital	22.5%	20.7%	20.4%

Note: As of March 31, 2015, there was $0.5 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	Repurchase agreements in the amount of $477 million matured during the quarter, and there were new repurchase agreements in the amount of $477 million.
(2)	During Q1 2015, we issued $800 million par value of 3.15 percent senior notes due March 2025.
(3)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended March 31
	2015	2014
Numerator
Operating income to common shares	$745	$777
Adjusted net realized gains (losses), net of income tax	(64)	(43)

Net income	$681	$734

Rollforward of Common Shares Outstanding
Shares - beginning of period	328,659,686	339,793,935
Repurchase of shares (1)	(3,027,463)	(3,487,882)
Shares issued, excluding option exercises	1,011,030	1,176,596
Issued for option exercises	441,509	491,995

Shares - end of period	327,084,762	337,974,644

Denominator
Weighted average shares outstanding	328,212,376	338,869,562
Effect of other dilutive securities	3,480,344	3,171,174

Adj. wtd. avg. shares outstanding and assumed conversions	331,692,720	342,040,736

Basic earnings per share
Operating income	$2.27	$2.29
Adjusted net realized gains (losses), net of income tax	(0.19)	(0.13)

Net income	$2.08	$2.16

Diluted earnings per share
Operating income	$2.25	$2.27
Adjusted net realized gains (losses), net of income tax	(0.20)	(0.13)

Net income	$2.05	$2.14

(1)	For the period April 1, 2015 through April 20, 2015 we repurchased 650 thousand shares totaling $73 million, pursuant to a plan adopted under SEC Rule 10b5-1 and in accordance with the provisions of SEC Rule 10b-18.

Earnings per share	Page 20

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2015	December 31 2014	March 31 2014

Shareholders’ equity	$29,702	$29,587	$29,369
Less: goodwill and other intangible assets	5,516	5,724	5,382

Numerator for tangible book value per share	$24,186	$23,863	$23,987

Book value - % change over prior quarter	0.4%	-1.4%	1.9%
Tangible book value - % change over prior quarter	1.4%	-3.0%	2.4%

Denominator	327,084,762	328,659,686	337,974,644

Book value per common share	$90.81	$90.02	$86.90
Tangible book value per common share	$73.94	$72.61	$70.97

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$29,587	$30,017	$28,825
Operating income	745	827	777
Adjusted net realized gains (losses), net of tax	(64)	(272)	(43)
Net unrealized gains (losses), net of tax	361	94	420
Repurchase of shares	(340)	(430)	(332)
Dividend declared on common shares (2)	(222)	(223)	(256)
Cumulative translation, net of tax	(410)	(520)	(41)
Pension liability	10	9	(5)
Other (1)	35	85	24

	$29,702	$29,587	$29,369

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.
(2)	The March 31, 2014 amount includes a $0.12 per share increase related to the Q4 2013 dividend installment approved by our shareholders on January 10, 2014.

Reconciliation Book Value	Page 21

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 24.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which includes Adjusted losses and loss expenses. Insurance – North American Agriculture underwriting income includes gains (losses) on crop derivatives. Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Operating income or income excluding adjusted net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or income excluding adjusted net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions. A reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense) - operating is provided on page 24.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life and Insurance – North American Agriculture segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Operating return on equity (ROE) or ROE calculated using operating income is an annualized non-GAAP financial measure and is calculated as operating income divided by average shareholders’ equity, as adjusted, for the period. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 21. Tangible book value per common share excluding 2014 acquisitions is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the 2014 acquisitions of the large corporate P&C business of Itaú Seguros, S.A. and The Siam Commercial Samaggi Insurance PCL in order to adjust for the distortive effect of acquisitions. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2015 in order to adjust for the distortive effects of fluctuations in exchange rates.

Reconciliation Non-GAAP	Page 22

ACE Limited Non-GAAP Financial Measures - 2 (in millions of U.S. dollars, except ratios) (Unaudited

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014

Net income, as reported	$681	$555	$785	$779	$734	$2,853
Adjusted net realized gains (losses)	(89)	(210)	(165)	(81)	(102)	(558)
Net realized gains (losses) related to unconsolidated entities (1)	26	49	55	36	51	191
Income tax expense (benefit) on adjusted net realized gains (losses)	1	111	(4)	1	(8)	100

Operating income	$745	$827	$891	$825	$777	$3,320

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the Operating income (loss) of each segment and Corporate:

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014

Insurance – North American P&C	$345	$372	$337	$378	$411	$1,498
Insurance – Overseas General	241	294	348	282	239	1,163
Global Reinsurance	128	127	145	146	144	562
Corporate	(70)	(87)	(68)	(72)	(69)	(296)

Global P&C (including Corporate)	644	706	762	734	725	2,927

Insurance – North American Agriculture	35	45	57	19	(25)	96

Consolidated Results (including Corporate) Excluding Life Segment	679	751	819	753	700	3,023

Life	66	76	72	72	77	297

Consolidated operating income	$745	$827	$891	$825	$777	$3,320

Operating ROE

The following table presents the reconciliation of ROE to Operating ROE:

	1Q-15	1Q-14	Full Year 2014
Net income	$681	$734	$2,853
Operating income	$745	$777	$3,320

Equity - beginning of period, as reported	$29,587	$28,825	$28,825
Less: unrealized gains (losses) on investments, net of deferred tax	1,851	1,174	1,174

Equity - beginning of period, as adjusted	$27,736	$27,651	$27,651

Equity - end of period, as reported	$29,702	$29,369	$29,587
Less: unrealized gains (losses) on investments, net of deferred tax	2,212	1,594	1,851

Equity - end of period, as adjusted	$27,490	$27,775	$27,736

Average equity, as reported	$29,645	$29,097	$29,206
Average equity, as adjusted	$27,613	$27,713	$27,694

Operating ROE	10.8%	11.2%	12.0%
ROE	9.2%	10.1%	9.8%

Reconciliation Non-GAAP 2	Page 23

ACE Limited Non-GAAP Financial Measures - 3 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014
Tax expense, as reported	$120	$232	$176	$133	$93	$634
Tax expense (benefit) on adjusted net realized gains (losses)	1	111	(4)	1	(8)	100

Tax expense, adjusted	$119	$121	$180	$132	$101	$534

Income before tax, as reported	$801	$787	$961	$912	$827	$3,487
Less: adjusted realized gains (losses)	(89)	(210)	(165)	(81)	(102)	(558)
Less: realized gains (losses) related to unconsolidated entities	26	49	55	36	51	191

Operating income before tax	$864	$948	$1,071	$957	$878	$3,854

Effective tax rate	15.0%	29.5%	18.3%	14.6%	11.3%	18.2%
Adjustment for tax impact of adjusted net realized gains (losses)	-1.3%	-16.8%	-1.4%	-0.9%	0.2%	-4.3%

Operating effective tax rate	13.7%	12.7%	16.9%	13.7%	11.5%	13.9%

Other income (expense) - operating

The following table presents the reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense) - operating. Other income (expense) – operating is a non-GAAP financial measure which excludes gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP and the portion of net realized gains and losses related to unconsolidated entities. Gains (losses) from fair value changes in separate account assets are reclassified from Other income (expense) for purposes of presenting Life underwriting income, as the offsetting movement in the separate account liabilities is included in Policy benefits. Net realized gains (losses) related to unconsolidated entities is excluded from operating income in order to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014
Consolidated GAAP Other income (expense):
Consolidated excluding Life segment	$(18)	$18	$22	$12	$30	$82
Life segment	23	3	(3)	13	(13)	—

Consolidated	5	21	19	25	17	82

Less: Gains (losses) from fair value changes in separate account assets
Consolidated excluding Life segment	—	—	—	—	—	—
Life segment	11	(3)	(6)	17	(6)	2

Consolidated	11	(3)	(6)	17	(6)	2

Less: Net realized gains (losses) related to unconsolidated entities
Consolidated excluding Life segment	12	43	51	38	53	185
Life segment	14	6	4	(2)	(2)	6

Consolidated	26	49	55	36	51	191

Consolidated Other income (expense) - operating:
Consolidated excluding Life segment	(30)	(25)	(29)	(26)	(23)	(103)
Life segment	(2)	—	(1)	(2)	(5)	(8)

Consolidated	$(32)	$(25)	$(30)	$(28)	$(28)	$(111)

P&C combined ratio

The following table presents the reconciliation of GAAP combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

	1Q-15	4Q-14	3Q-14	2Q-14	1Q-14	Full Year 2014

GAAP combined ratio	88.4%	88.5%	87.3%	87.7%	88.8%	88.1%
Impact of gains and losses on crop derivatives	0.0%	0.0%	-1.0%	-0.2%	0.0%	-0.4%

P&C combined ratio	88.4%	88.5%	86.3%	87.5%	88.8%	87.7%

Reconciliation Non-GAAP 3	Page 24

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using income excluding adjusted net realized gains (losses): Operating income or income excluding adjusted net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Glossary	Page 25